UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2009

CLEAN ENERGY FUELS CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-33480 (Commission File Number)	33-0968580 (IRS Employer Identification No.)

3020 Old Ranch Parkway, Suite 400, Seal Beach, California		90740
(Address of Principal Executive Offices)		Zip Code

(562) 493-2804

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

The following of our executive officers and directors entered into Rule 10b5-1 Sales Plans with a broker to sell shares of our common stock:  Andrew J. Littlefair, Richard R. Wheeler, James N. Harger, Mitchell W. Pratt, Warren I. Mitchell and James C. Miller III.  Rule 10b5-1 permits officers and directors of public companies to adopt pre-determined plans for buying or selling specified amounts of stock.  To follow is a brief summary of the basic terms of each of the Rule 10b5-1 Plans adopted by our officers and directors, and such summaries are not intended to be comprehensive descriptions of the terms of each plan.  Each plan is intended to comply with our Insider Trading Policy and with the provisions of Rule 10b5-1 under the Securities Exchange Act of 1934, as amended.  All sales of common stock under the plan will be reported through appropriate filings with the Securities and Exchange Commission.  Our executive officers and directors enter into Rule 10b5-1 Sales Plans to diversify their assets and obtain liquidity to meet financial obligations and for estate planning purposes.  We do not undertake any obligation to report Rule 10b5-1 Plans that may be adopted by any of our directors or officers from time to time, or to report any modification or termination of such plans.

Andrew J. Littlefair (Founder, President, Chief Executive Officer and Director) adopted a Rule 10b5-1 Sales Plan on September 3, 2009.  Under the plan, the broker may sell a specified amount of common stock each month, beginning after October 2, 2009, provided that the price per underlying share is at or above a price specified in the plan.  The maximum number of shares that may be sold during the duration of the plan is equal to 3.18% of Mr. Littlefair’s total equity holdings as of September 22, 2009 (including vested and unvested stock options).  The plan will terminate upon the earliest of (i) September 30, 2010, (ii) the date that Mr. Littlefair provides written notice to the broker of the termination of the plan, (iii) the completion of all sales contemplated by the plan, (iv) the conclusion of Mr. Littlefair or the broker that the plan or the sales are not in compliance with Rule 10b5-1 or other applicable securities laws, or (v) other termination provisions specified in the plan.

Richard R. Wheeler (Chief Financial Officer) adopted a Rule 10b5-1 Sales Plan on September 4, 2009.  Under the plan, the broker may sell a specified amount of common stock to be acquired upon the exercise of stock options on or after two specific trading days in 2009, beginning after October 3, 2009, provided that the price per underlying share is at or above certain prices specified in the plan.  The maximum number of shares that may be sold during the duration of the plan is equal to 35.93% of Mr. Wheeler’s equity holdings as of September 22, 2009 (including vested and unvested stock options).  The plan will terminate upon the earliest of (i) September 30, 2011, (ii) the date that Mr. Wheeler provides written notice to the broker of the termination of the plan, (iii) the completion of all sales contemplated by the plan, (iv) the conclusion of Mr. Wheeler or the broker that the plan or the sales are not in compliance with Rule 10b5-1 or other applicable securities laws, or (v) other termination provisions specified in the plan.

James N. Harger (Chief Marketing Officer) adopted a Rule 10b5-1 Sales Plan on September 4, 2009.  Under the plan, the broker may sell a specified amount of common stock to be acquired upon the exercise of stock options on or after a specific trading day in 2009, beginning after October 3, 2009, provided that the price per underlying share is at or above a price specified in the plan.  The maximum number of shares that may be sold during the duration of the plan is equal to 3.65% of Mr. Harger’s equity holdings as of September 22, 2009 (including vested and unvested stock options).  The plan will terminate upon the earliest of (i) September 30, 2011, (ii) the date that Mr. Harger provides written notice to the broker of the termination of the plan, (iii) the completion of all sales contemplated by the plan, (iv) the conclusion of Mr. Harger or the broker that the plan or the sales are not in compliance with Rule 10b5-1 or other applicable securities laws, or (v) other termination provisions specified in the plan.

Mitchell W. Pratt (Senior VP, Engineering, Operations and Public Affairs, Corporate Secretary) adopted a Rule 10b5-1 Sales Plan on August 31, 2009.  Under the plan, the broker may sell a specified amount of common stock on or after a specific trading day in 2009, beginning after September 29, 2009, provided that the price per underlying share is at or above a price specified in the plan.  The maximum number of shares that may be sold during the duration of the plan is equal to 4.07% of Mr. Pratt’s equity holdings as of

September 22, 2009 (including vested and unvested stock options).  The plan will terminate upon the earliest of (i) September 28, 2011, (ii) the date that Mr. Pratt provides written notice to the broker of the termination of the plan, (iii) the completion of all sales contemplated by the plan, (iv) the conclusion of Mr. Pratt or the broker that the plan or the sales are not in compliance with Rule 10b5-1 or other applicable securities laws, or (v) other termination provisions specified in the plan.

Warren I. Mitchell (Chairman of the Board of Directors) adopted a Rule 10b5-1 Sales Plan on September 4, 2009.  Under the plan, the broker may sell a specified amount of common stock to be acquired upon the exercise of stock options each month, beginning after December 31, 2009, provided that the price per underlying share is at or above a price specified in the plan.  The maximum number of shares that may be sold during the maximum duration of the plan is equal to 12.50% of Mr. Mitchell’s equity holdings as of September 22, 2009 (including vested and unvested stock options).  The plan will terminate upon the earliest of (i) December 31, 2011, (ii) the date that Mr. Mitchell provides written notice to the broker of the termination of the plan, (iii) the completion of all sales contemplated by the plan, (iv) the conclusion of Mr. Mitchell or the broker that the plan or the sales are not in compliance with Rule 10b5-1 or other applicable securities laws, or (v) other termination provisions specified in the plan.

James C. Miller III (Director) adopted a Rule 10b5-1 Sales Plan on September 14, 2009.  Under the plan, the broker may sell a specified amount of common stock to be acquired upon the exercise of stock options on or after a specific trading day in 2009, beginning after October 13, 2009, provided that the price per underlying share is at or above a price specified in the plan.  The maximum number of shares that may be sold during the duration of the plan is equal to 88.41% of Mr. Miller’s equity holdings as of September 22, 2009 (including vested and unvested stock options).  The plan will terminate upon the earliest of (i) October 13, 2011, (ii) the date that Mr. Miller provides written notice to the broker of the termination of the plan, (iii) the completion of all sales contemplated by the plan, (iv) the conclusion of Mr. Miller or the broker that the plan or the sales are not in compliance with Rule 10b5-1 or other applicable securities laws, or (v) other termination provisions specified in the plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 22, 2009		Clean Energy Fuels Corp.

	By:	/s/ Richard R. Wheeler
Name: Richard R. Wheeler
Title: Chief Financial Officer